UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report	February 18, 2022
(Date of earliest event reported)

BANK OF HAWAII CORP

(Exact name of registrant as specified in its charter)

Delaware	1-6887	99-0148992
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Merchant Street	Honolulu	Hawaii	96813
(Address of principal executive offices)	(City)	(State)	(Zip Code)

(888) 643-3888

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BOH	New York Stock Exchange

Depository Shares, Each Representing 1/40th Interest in a Share of 4.375% Fixed Rate Non-Cumulative Preferred Stock, Series A	BOH.PRA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

On February 18, 2022, the Human Resources and Compensation Committee of the Board of Directors of the Company (the “Committee”) approved the following actions relative to salary and performance-based bonus awards for the Company’s designated 2021 Named Executive Officers (the “NEOs”):

Named Executive Officer	2021 EIP Award	2022 Base Salary
Peter S. Ho Chairman, CEO, and President	$2,150,000	$860,000
Dean Y. Shigemura Vice Chairman, CFO	$650,000	$435,000
Sharon M. Crofts Vice Chairman, Client Solutions Group	$650,000	$435,000
James C. Polk Vice Chairman, Chief Banking Officer	$650,000	$460,000
Mary E. Sellers Vice Chairman, Chief Risk Officer	$650,000	$436,000

The Company follows a pay-for-performance philosophy. Our compensation plans are designed to focus NEOs on goals that align with business strategy, operating performance and shareholder values. In support of our philosophy, performance-based awards pay out only when pre-determined results are achieved. The 2021 EIP Awards were determined based on the achievement of pre-established performance measures set by the Committee under the shareholder-approved Company 2014 Stock and Incentive Plan (the “Plan”) and the Executive Incentive Plan (EIP).

The 2022 base salaries of the NEOs remain unchanged from their base salaries approved in 2021, except that Mr. Polk’s salary was increased to $460,000 to reflect his increased scope of duties upon being named Chief Banking Officer.

On February 18, 2022, the Committee also awarded performance-based Restricted Stock Grants (“RSGs”) to certain of the Company’s NEOs pursuant to the terms of the Plan. The RSGs awarded to the NEOs are shown in the table below:

GRANTEE	RSGs
Peter S. Ho	34,373
Dean Y. Shigemura	8,021

As previously disclosed, retention agreements entered into by Mr. Polk and Mmes. Sellers and Crofts provide that those NEOs were not eligible for RSG awards in 2022.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

10.1	Bank of Hawaii Corporation 2014 Stock and Incentive Plan - Restricted Stock Grant Agreement (Performance Based)

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2022	Bank of Hawaii Corporation

	By:	/s/ Patrick M. McGuirk
Patrick M. McGuirk
Senior Executive Vice President and Corporate Secretary